                                                                  Exhibit 10.4

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of April 30, 1998 (the "Agreement") by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), Malcolm L. Gefter ("Dr. Gefter"), Ethan R. Signer ("Dr. Signer"), A. Donny Strosberg ("Dr. Strosberg"), the other current Stockholders (as defined herein) as set forth on Schedule 1 attached hereto (the "Existing Investors"), the additional parties as set forth on Schedule 2 attached hereto (the "New Investors"), and any additional Persons (as defined herein) who shall become parties to this Agreement as Stockholders in accordance with the terms hereof.

                  WHEREAS, the Company, Dr. Gefter, Dr. Signer, Dr. Strosberg and certain of the Existing Investors were parties to a Stockholders Agreement dated as of December 23, 1993, as supplemented as of March 3, 1994 and amended as of December 2, 1994 (the "Original Stockholders Agreement"); and

                  WHEREAS, pursuant to Section 9.2 of the Original Stockholders Agreement, the Original Stockholders Agreement was amended by the Amended Stockholders Agreement, dated as of April 4, 1996, as amended by Amendment No. 1 thereto dated as of February 13, 1997 and Amendment No. 2 thereto dated as of June 9, 1997 (such agreement as so amended, the "Amended Stockholders Agreement"); and

                  WHEREAS, pursuant to Section 9.2 of the Amended Stockholders Agreement, the Amended Stockholders Agreement may be amended by a written instrument duly executed by the Company and the holders of a majority of the then outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), and Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"); and

                  WHEREAS, the Company and certain Investors (as defined herein) have entered into a Series E Preferred Stock Purchase Agreement dated March 27, 1998 whereby, upon the terms and subject to the conditions set forth therein, such

Investors have agreed to purchase an aggregate of 900,478 shares (the "Preferred Shares") of the Company's Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock"); and

                  WHEREAS, the parties hereto, representing a majority of the out standing shares of Common Stock and 66 2/3% of the outstanding shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, desire to amend and restate, as of the date hereof, the Amended Stockholders Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the par ties hereto, intending to be legally bound, hereby agree to amend and restate the Amended Stockholders Agreement to read in its entirety as set forth herein:

                                    ARTICLE 1

                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  Affiliate shall mean, with respect to any person, any other person controlling, controlled by or under common control with such person.

                  Board shall mean the Board of Directors of the Company.

                  Canaan shall mean Canaan Ventures II Offshore C.V., a Netherland Antilles limited partnership and Canaan Ventures II Limited Partnership, a Delaware limited partnership.

                  Certificate of Incorporation shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware.

                  Chase shall mean Chase Venture Capital Associates, L.P., a California limited partnership, or one or more other funds affiliated with Chase Capital Partners, a New York general partnership.

                  Commission shall mean the United States Securities and Exchange Commission and any successor federal commission or agency having similar powers.

                  Company Stock shall mean the Common Stock, the Preferred Stock and any other common or preferred stock of the Company.

                  Effective Date shall mean the date of filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

                  Equity Fund shall mean Whitney 1990 Equity Fund, L.P., a Delaware limited partnership.

                  Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  Founders  shall mean Dr. Gefter, Dr. Signer and Dr.
Strosberg.

                  Greylock shall mean Greylock Limited Partnership, a Delaware limited partnership.

                  Highland shall mean Highland Capital Partners II Limited Partner ship, a Delaware limited partnership.

                  Independent Director shall mean a director of the Company who is not (apart from such directorship) an officer, Affiliate, employee, principal stockholder, consultant or partner of the Company, of any Affiliate of the Company, of any Stockholder or of any entity that was dependent upon the Company or any Stock holder for more than 5% of its revenues or earnings in its most recent fiscal year.

                  Initial Public Offering shall mean when the Company shall consummate a public offering of shares of Common Stock registered under the Securities Act which yields aggregate gross proceeds to the Company of not less than $20,000,000 and which is at a price per share of Common Stock equal to or greater than the minimum price per share (in each case, the "Minimum Per Share Offering Price") for each applicable time period set forth below. The Minimum Per Share

Offering Price (which shall be subject to appropriate adjustment as set forth in Section 4(f) of ARTICLE FIFTH of the Certificate of Incorporation) (i) for the period commencing upon the Effective Date and ending at the close of business on the first anniversary of the Effective Date shall be $16.80 per share of Common Stock; (ii) for the period commencing on the day after the first anniversary of the Effective Date and ending at the close of business on the second anniversary of the Effective Date shall be $18.90 per share of Common Stock; and (iii) at any time after the close of business on the second anniversary of the Effective Date shall be $21.00 per share of Common Stock. Notwithstanding the foregoing, in the event that the Company shall file with the Securities and Exchange Commission a registration statement with respect to a public offering of Common Stock on or before the close of business on the second anniversary of the Effective Date, the Minimum Per Share Offering Price applicable at the time of such filing of such registration statement (the "Initial Filing Date") shall be the Minimum Per Share Offering Price for the purposes of this definition of Initial Public Offering unless such public offering is not consummated within 150 calendar days after the Initial
Filing Date.

                  Investors shall mean the Existing Investors, the New Investors and their respective permitted transferees or assignees hereunder.

                  MIT shall mean Massachusetts Institute of Technology.

                  Person shall mean a corporation, association, partnership, joint venture, organization, business, individual, trust or any other entity or organization, including a government or any subdivision or agency thereof.

                  Preferred Stock shall mean the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  Registrable Securities shall mean (i) shares of Common Stock issued or issuable, upon conversion of any Preferred Stock, (ii) the shares of Common Stock owned by MIT and the Founders and (iii) any equity securities issued in exchange or substitution for, or in payment of dividends on, any such shares referred to in clauses (i) and (ii) of this definition. Any particular Registrable Securities shall cease to be Registrable Securities when either (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been transferred pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer thereof under the Securities Act shall have been delivered by the Company and subsequent transfer or disposition thereof shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

                  Registration Expenses shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with Article
6 hereof, including, without limitation, all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualification and NASD filings), all fees and expenses of the transfer agent and registrar for Company Stock, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one counsel (other than house counsel) retained by the holders of Registrable Securities being registered to represent such group of holders (which counsel shall be satisfactory to the holders of a majority of the shares of Registrable Securities being registered), but excluding (a) any allocation of the personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business, which shall be borne by the Company in all cases, and (b) underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the Registrable Securities in all cases.

                  Related Party shall mean:

                           (i) In the case of an individual, (A) such person,
         (B) such person's spouse, (C) the family members (i.e., spouse, parents, parents-in-law, issue, nephews, nieces, brothers, brothers-in-law, sisters, sisters-in-law, children-in-law and grandchildren-in-law) of such person and such person's spouse, (D) a trust for the benefit of any of the foregoing, (E) the estate or legal representatives of such person and (F) any corporation or partnership con trolled by such person;

                           (ii) In the case of a partnership, (A) such partnership and any of its partners (limited or general), (B) any retired partners of such partnership, (C) the estates or legal representatives of any such limited or general partners or retired partners, (D) any corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged and (E) any Affiliate of such partnership;

                           (iii) In the case of a corporation, (A) any such corporation and any of its subsidiaries, (B) any stockholder of such corporation, (C) any corporation or other business organization to which such corporation shall sell all or substantially all of its assets or with which it shall be merged and (D) any Affiliate of such corporation; and

                           (iv) In the case of the Series D Purchaser (as defined herein), in addition to the above, one or more of George Soros or Soros Fund Management LLC or affiliates thereof, and any person or entity for which any of George Soros, Soros Fund Management LLC or affiliates thereof act as investment advisor or investment manager.

                  Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  Series A Preferred Stock shall have the meaning specified in the third preamble paragraph hereof.

                  Series B Preferred Stock shall mean the Company's Series B Convertible Preferred Stock, par value $.01 per share.

                  Series C Preferred Stock shall have the meaning specified in the third preamble paragraph hereof.

                  Series D Preferred Stock shall have the meaning specified in the third preamble paragraph hereof.

                  Series D Purchaser shall have the meaning specified in
Section 5.3 hereof.

                  Series E Preferred Stock shall have the meaning specified in the fourth preamble paragraph hereof.

                  Stockholder shall mean any of the Investors and the Founders, as long as they hold any Common Stock, Preferred Stock or other authorized and validly issued shares of any series of the Company's common or preferred stock (including any permitted transferees or assignees hereunder of any such holder).

                  Sutter Hill shall mean Sutter Hill Ventures, a California limited partnership.

                  Underwritten Offering shall have the meaning specified in
Section 6.1.

                                    ARTICLE 2

                                    TRANSFERS

                  Section 2.1 Transfers. No Stockholder shall, directly or indirectly, sell, assign, transfer, hypothecate, pledge, mortgage, encumber or dispose of (each, a "Transfer") any shares of Company Stock except as permitted by Section 2.2 hereof or Article 3 hereof.

                  Section 2.2 Permitted Transfers. (a) Any Stockholder may Transfer any shares of Company Stock owned by such Stockholder to any of such Stock holder's Related Parties.

                           (b) No Transfers of Company Stock shall be made
pursuant to the foregoing Section 2.2(a) unless, prior to the consummation of any such Transfer, each such transferring Stockholder shall have caused the transferee to execute and deliver to the Company a Stock Transfer Agreement in the form attached hereto as Exhibit A.

                                    ARTICLE 3

                 COMPANY AND STOCKHOLDER RIGHT OF FIRST REFUSAL

                  Section 3.1 Right of First Refusal. If at any time any Stockholder de sires to Transfer any shares of Company Stock to any Person other than as permitted by Section 2.2 hereof and other than in connection with a Sale of the Corporation (as defined in the Certificate of Incorporation), such Stockholder (the "Offering Stockholder") will notify the Company in writing (the "Notification") of such Stockholder's intention to do so, specifying the number of shares of Company Stock proposed to be transferred (the "Offered Shares"), the name of the Person or Persons to whom such Stockholder proposes to Transfer the Offered Shares (or if no particular purchaser is identified, then the general class of persons to whom such Stock holder proposes to Transfer the Offered Shares), and a price per share which shall be the minimum price at which such Stockholder proposes to effect the Transfer (the "Minimum Price"). The Company shall promptly forward a copy of the Notification to all other Stockholders. The Notification shall contain an affirmation by the Offering Stockholder that such Stockholder has a reasonable expectation of being able to effect the proposed Transfer to such Person or Persons (or class of Persons) at the Minimum Price, and shall recite the basis for such expectation. The Notification shall offer to sell to the Company and, to the extent provided in this Article 3, the other Stockholders, all of the Offered Shares, free and clear of any liens or encumbrances in favor of third Persons, at the Minimum Price and on such other terms and conditions, if any, not less favorable to the Company and the other Stockholders than those proposed to be offered to such other Person or Persons (or class of Persons). In the event all or any part of the consideration for the proposed Transfer shall consist of other than cash, the Minimum Price shall mean the fair value of such consideration, including the fair value of any promissory notes of the prospective purchaser (taking into account, among other matters, the terms of the notes and the credit worthiness of the prospective purchaser).

                  Section 3.2 Notification by Company and Stockholders. The Company and each Stockholder (other than the Offering Stockholder) shall have the right and option (subject to the provisions of Section 3.3 hereof), for a period of 30 days after delivery of the Notification, (i) in the case of the Company, to elect to purchase all or any part of the Offered Shares at the Minimum Price and on the terms and conditions stated therein and (ii) in the case of each such Stockholder, to elect to purchase at the Minimum Price and on the terms and conditions stated therein (A) up to its Proportionate Percentage (as defined below) of any Offered Shares which the

Company does not elect to purchase ("Remaining Shares") and (B) if such Stock holder elects to purchase its full Proportionate Percentage, all or any part of any other Stockholders' Proportionate Percentages of any Remaining Shares to the extent that such other Stockholders do not elect to purchase their full Proportionate Percentages of the Remaining Shares. "Proportionate Percentage" shall mean as to each Stock holder, the percentage figure which expresses the ratio between the number of shares of outstanding Company Stock (on an as-converted basis) owned by such Stock holder and the aggregate number of such shares of Company Stock (on an as-converted basis) owned by all Stockholders with respect to which the calculation is being made. For purposes of computing a Stockholder's Proportionate Percentage, each Stockholder which is a partnership shall be deemed to be the owner of all shares of Company Stock which have been transferred to and are held by such Stockholder's Related Parties and the Related Parties of such Related Parties. Such elections by the Company and such other Stockholders shall be made by delivering a written notice to the Offering Stockholder within the aforesaid 30-day period. The Company shall be entitled to purchase all Offered Shares which it elects to purchase. Each such Stockholder shall be entitled to purchase up to (i) its Proportionate Percentage of any Remaining Shares and (ii) the Remaining Shares which such Stockholder elects to purchase pursuant to clause (ii)(B) of the first sentence of this Section
3.2. If the Stockholders who elect to purchase their full Proportionate Percentages of any Remaining Shares also elect to purchase in the aggregate more than 100% of any Remaining Shares referred to in clause (ii)(B) of the first sentence of this Section 3.2, such Remaining Shares will be sold to such Stockholders in accordance with their respective Proportionate Percentages; provided, however, that no such Stockholder may purchase a greater number of such Remaining Shares than the amount which such Stockholder elects to purchase pursuant to clause (ii)(B) of the first sentence of this Section 3.2. Sales of Offered Shares under the terms of this
Section 3.2 hereof shall be made at the offices of the Company on a mutually satisfactory business day within 30 days after the earlier of (i) the expiration of the 30-day period referred to in Section 3.2 hereof, or (ii) the receipt of written notices from the Company and all other Stockholders responding to the Notification. Delivery of certificates or other instruments evidencing such Offered Shares duly endorsed for transfer to the Company or the other Stockholders shall be made on such date against payment of the purchase price therefor.

                  Section 3.3 Third Party Sales. If effective acceptance shall not be received pursuant to Section 3.2 hereof with respect to all Offered Shares pursuant to any Notification, then the Offering Stockholder may sell all or any part of such Offered Shares as to which such an effective acceptance has not been so received

(the "Saleable Offered Shares") at a price not less than the Minimum Price, and on other terms not materially more favorable to the purchaser thereof than the terms stated in such Notification, at any time within 90 days after the expiration of the offer pursuant to the Notification. In the event such Saleable Offered Shares are not sold by the Offering Stockholder during such 90-day period, the right of the Offering Stockholder to sell such Saleable Offered Shares shall expire and the obligations of this Article 3 shall be reinstated; provided, however, that in the event the Offering Stockholder determines, at any time during such 90-day period, that the sale of all or any part of the Saleable Offered Shares on the terms set forth in the preceding sentence is impractical, the Offering Stockholder can terminate the offer and reinstate the procedure provided in this Article 3, without waiting for the expiration of such 90-day period. The Offering Stockholder may specify in the Notification that all Offered Shares must be sold, in which case acceptances received pursuant to Section 3.2 hereof shall be deemed conditioned upon (i) receipt of written notices of acceptance with respect to all Offered Shares mentioned in such Notification and/or (ii) the sale of all or the remaining Offered Shares pursuant to this Section 3.3.

                  Section 3.4 Stock Transfer Agreement. It shall be a condition of any Transfer of Offered Shares to a third Person or Persons that the Offering Stockholder shall cause such Person or Persons to execute and deliver to the Company a Stock Transfer Agreement in the form attached hereto as Exhibit A.

                  Section 3.5 Legend. Each certificate representing shares of Company Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred or otherwise disposed of unless they have been registered under said Act or an exemption from registration is available. The securities represented by this certificate are subject to and shall be transferable only upon the terms and conditions of an Amended and Restated Stockholders Agreement by and among the issuer and certain stock holders of the issuer, dated as of April 30, 1998, a copy of which is on file with the Secretary of the issuer."

                  Section 3.6 Restrictions on Transferability.
Notwithstanding any other provision of this Agreement, Company Stock shall not be Transferred, and the Company shall not be required to register any Transfer of Company Stock on the books of the Company, unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to it prior to such Transfer that registration under the Securities Act is not required in connection with the transaction resulting in such Transfer; provided, however, that no such opinion of counsel shall be required for a Transfer by an Investor which is a partnership to a partner of such Purchaser or a retired partner of such Purchaser who retires after the date hereof, or to the estate of any such partner or retired partner, or a Transfer by gift, will or intestate succession from any such partner to his spouse or members of his or his spouse's family, if the transferee executes and delivers to the Company a Stock Transfer Agreement in the form attached hereto as Exhibit A except if the Company reasonably determines that it is not free from doubt as to whether an exemption from registration under the Securities Act is available for any such proposed Transfer.

                  Section 3.7 No Recognition of Transfer. The Company agrees that it will not at any time permit any Transfer to be made on its books or records of the certificates representing shares of Company Stock subject to this Agreement, and that it will refuse to recognize any claims of ownership of any purported direct or indirect transferee of such Company Stock, unless such Transfer is made pursuant to and in accordance with the terms and conditions of this Agreement.

                                    ARTICLE 4

                               BOARD OF DIRECTORS

                  Section 4.1 Size of Board; Composition; Observer Rights. The current members of the Board are: Dr. Gefter, Henry F. McCance, William Laverack, Jr., David Sharrock, Albert L. Zesiger, G. Leonard Baker and Damion
E. Wicker. Each of Highland and Canaan (i) shall be entitled to have a representative attend all meetings of the Board, and (ii) will be sent copies of all notices of Board meetings and actions.

                  Section 4.2 Voting Agreement. (a) At every annual or special meeting called (or written consent solicited) for the purpose of electing directors of the Company, the Company shall use its best efforts to cause to be nominated for election and elected as a director of the Company, and thereafter to continue in office, (i) Dr. Gefter (so long as he is an employee of or consultant to the Company), (ii) one person designated by Equity Fund (the "Whitney Designee"), (iii) one person designated by Greylock (the "Greylock Designee"), (iv) one person designated by Sutter

Hill (the "Sutter Hill Designee") and (v) one person designated by Chase (the "Chase Designee"). The current Whitney Designee is William Laverack, Jr., the current Greylock Designee is Henry F. McCance, the current Sutter Hill Designee is G. Leonard Baker, Jr. and the current Chase designee is Damion E. Wicker. The Whitney Designee, the Greylock Designee, the Sutter Hill
Designee and the Chase Designee together are referred to collectively herein as the "Designees" and individually as a "Designee". The current Independent Director is David Sharrock.

                           (b) Each Stockholder entitled to vote agrees to
vote (or cause to be voted) all shares of Company Stock then owned by such Stockholder so as to continue in office Dr. Gefter (so long as he is an employee of, or consultant to, the Company) and the Designees.

                           (c) Each of Greylock, Equity Fund, Sutter Hill and
Chase may at any time by written notice to the Company designate their respective Designees for removal as a member of the Board with or without cause and, upon such designation, (i) each Stockholder entitled to vote agrees to vote all shares of Company Stock then owned by such Stockholder to effect such removal and (ii) the Stock holders and the Company shall use their respective best efforts to effect, or cause the stockholders of the Company to effect, such removal.

                           (d) If there is a vacancy in the Board caused by
the death, resignation or removal of a Designee, (i) each Stockholder entitled to vote agrees to vote all shares of Company Stock then owned by such Stockholder to elect to the Board, and thereafter to vote all such shares to continue in office, such substitute director as the Person or entity entitled to designate such Designee may designate and (ii) the Company shall use its best efforts to elect or nominate for election by stockholders, and thereafter to continue in office, such substitute director as the Person or entity entitled to designate such Designee may so designate.

                                   ARTICLE 5

                              RIGHT OF FIRST OFFER

                  Section 5.1 Right of First Offer. The Company grants to each of the Stockholders the right of first offer to purchase (a) up to such Stockholder's pro-rata share, as defined below, of any equity securities of the Company, including shares of Common Stock or securities of any type convertible into, or entitling the holder thereof to purchase shares of, Common Stock, proposed to be issued by the Company subsequent to the date hereof (such securities being sometimes hereinafter referred to as the "Equity Securities"), and (b) to the extent specified in Section 5.2 hereof, all or any part of any other Stockholders' respective pro-rata shares of such Equity Securities to the extent that such other Stockholders do not elect to purchase their full pro-rata shares. A Stockholder's "pro-rata share" shall be that portion of the Equity Securities proposed to be issued which bears the same relation to all of the Equity Securities proposed to be issued as the number of shares of Common Stock held by such Stockholder bears to the outstanding shares of Common Stock held by all Stockholders (assuming in each case the conversion of all outstanding securities which are convertible into Common Stock, all determined immediately prior to the offering of the Equity Securities). For purposes of computing an Investor's pro-rata share, each Investor which is a partnership shall be deemed to be the owner of all shares of Company Stock which have been transferred to and are held by such Investor's Related Parties and the Related Parties of such Related Parties in accordance with Section 2.2.

                  Section 5.2 Notice. In the event that the Company proposes to undertake an issue of Equity Securities, it shall deliver to each Stockholder written notice of its intention, describing such Equity Securities, specifying such Stock holder's pro-rata share and stating the purchase price and other material terms upon which it proposes to issue the same (the "First Offer Notice"). For a period of 20 days from the date the First Offer Notice is given, each Stockholder shall have the right to elect, by written notice to the Company, to purchase (a) all or any portion of its pro-rata share of the Equity Securities described in the First Offer Notice and (b) if such Stockholder elects to purchase its full pro-rata share, all or any part of the pro-rata share of any other Stockholder to the extent that such other Stockholder does not elect to purchase its full pro-rata share, upon the terms and condition specified in the First Offer Notice. If the Stockholders who elect to purchase their full pro-rata shares also elect to purchase in the aggregate more than 100% of the Equity Securities referred to in clause (b) of the preceding sentence, the Equity Securities referred to in clause (b) of the preceding sentence will be sold to such Stockholders in accordance with their respective pro-rata shares; provided, however, that no Stock holder may purchase a greater amount of such Equity Securities than the amount which such Stockholder elects to purchase pursuant to clause (b) of the preceding sentence. In the event the Stockholders fail to exercise their right of first offer within the specified period, or the Stockholders elect to acquire less than their aggregate pro-rata shares pursuant to the exercise of such right, then, during the 90-day period following the expiration of such 20-day period, the Company may sell, free of any right of first offer on the Stockholders' part, the portion of the Stockholders' pro-rata shares not purchased pursuant to such right of first offer (the "Third Party Shares"), at not less than the price, and on other terms not more favorable to the purchasers in any material respect than the other terms, stated in the First Offer Notice. The closing of sales of Equity Securities to the Stockholders pursuant to this Article 5 shall take place at the offices of the Company on a mutually satisfactory business day within 15 days after the expiration of the aforesaid 20-day period, or, at the Company's election, at the same time as the closing of the issuance and sale of any Third Party Shares.

                  Section 5.3 Exceptions. The right of first offer granted under this Article V shall not apply to (i) any shares of Common Stock issued upon conversion of the Preferred Stock; (ii) the issuance of Equity Securities to employees, consultants, directors or persons performing similar functions, if such issuances are approved by the Board or such issuances are pursuant to a plan or plans approved by the Board; (iii) the issuance of Equity Securities upon a stock split, stock dividend or combination with respect to the Common Stock; (iv) the issuance of any Purchase Rights (as defined in the Certificate of Incorporation) pro-rata to recordholders of Common Stock and Preferred Stock, or the issuance of Equity Securities upon the conversion, exercise or exchange of any Purchase Rights;
(v) the issuance of Equity Securities upon the conversion, exercise or exchange of any outstanding Equity Securities to which the right of first offer set forth in this Article 5 applied at the time of issuance thereof;
(vi) the issuance of any Equity Securities in a public offering pursuant to a registration statement under the Securities Act; (vii) the issuance of Equity Securities pursuant to the acquisition by the Company of another corporation by merger, acquisition of more than 51% of such corporation's outstanding stock or purchase of all or substantially all of its assets; (viii) the issuance of Equity Securities in connection with a strategic business arrangement or lease arrangement in which the Person receiving such Equity Securities or an Affiliate of such Person enters into a contractual relationship with the Company relating to research and development, manufacturing, marketing, licensing or leasing, which issuance and transaction are approved in good faith by the Board; (ix) the issuance of Series D Convertible Preferred Stock, par value $.01 per share, of the Company pursuant to a Series D Preferred Stock Purchase Agreement dated June 9, 1997 by and between the Company and the purchaser listed on Schedule I thereto (the "Series D Purchaser"); or (x) the issuance of Series E Convertible Preferred Stock, par value $.01 per share, of the Company pursuant to a Series E Preferred Stock Purchase Agreement dated March 27, 1998 by and among the Company and the purchasers listed on Schedules A and B thereto.

                                   ARTICLE 6

                               REGISTRATION RIGHTS

                  Section 6.1 Demand Registration. (a) After the first to occur of the consummation of the Initial Public Offering and December 23, 1996, upon the writ ten request of any holder or holders of at least 662/3% of the outstanding Registrable Securities issued or issuable upon conversion of the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock requesting that the Company effect the registration under the Securities Act of all or part of such holder's or holders' Registrable Securities and specifying the number thereof to be registered by each such holder and the intended method of disposition thereof, the Company will, as expeditiously as possible, give written notice of such request to all holders of Registrable Securities, and shall thereupon use its reasonable best efforts to effect the registration under the Securities Act, subject to Section 6.1(e), of:

                  (i) the Registrable Securities which the Com pany has been so requested to register by such holder or holders; and

                 (ii) all other Registrable Securities which the Company has been requested to register by any other holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the foregoing provisions of subsection 6.1(a), the Company shall not be obligated to file more than three registration statements pursuant to this Section 6.1(a) and shall not be obligated to file any registration statement pursuant to this Section 6.1(a) where the proposed aggregate offering price of the securities to be sold thereunder is less than $5 million.

                           (b) After the first anniversary of the Initial
Public Offering, upon the written request of any holder or holders of a majority of the outstanding Registrable Securities issued or issuable upon conversion of the Series E Preferred Stock (the "Requesting Series E Holders") requesting that the Company effect the registration under the Securities Act of all or part of the Requesting Series E Holders' Registrable Securities and specifying the number thereof to be registered by each such holder and the intended method of disposition thereof, the Company will, as expeditiously as possible, give written notice of such request to all holders of Registrable Securities, and shall thereupon use its reasonable best efforts to effect the registration under the Securities Act, subject to Section 6.1(f), of:

                  (i) the Registrable Securities which the Com pany has been so requested to register by the Requesting Series E Holders; and

                 (ii) all other Registrable Securities which the Company has been requested to register by any other holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the foregoing provisions of subsection 6.1(b), the Company shall not be obligated to file more than one registration statement pursuant to this Section 6.1(b) and shall not be obligated to file any registration statement pursuant to this Section 6.1(b) where the proposed aggregate offering price of the securities to be sold thereunder is less than $5 million.

                           (c) At such time as the Company shall have
qualified for the use of Form S-3 (or any similar form or forms promulgated by the Commission), the holders of 10% of the then outstanding Registrable Securities shall have the right to request the registration of Registrable Securities on Form S-3. The Company shall give prompt written notice of each such proposed registration to all other record holders of Registrable Securities. Subject to Section 6.1(e) hereof, such other holders shall have the right, by giving written notice to the Company within 30 days from receipt of the Company's notice, to elect to have included in such registration such of their Registrable Securities as such holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 of all Registrable Securities which the Company has been requested to register; provided, however, that the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective (i) more than one registration on Form S-3 in any one year period or (ii) any such registration statement where the proposed aggregate offering price of the securities to be sold thereunder is less than $2 million. In addition, the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective more than three registration statements pursuant to which Registrable Securities are to be sold pursuant to this Section 6.1(b). Three registrations effected on Form S-3 pursuant to this Section 6.1(b) shall not be counted as demand registrations pursuant to Section 6.1(a) hereof.

                           (d) At such time as the Company shall have
qualified for the use of Form S-3 (or any similar form or forms promulgated by the Commission), the Requesting Series E Holders shall have the right to request the registration of Registrable Securities on Form S-3. The Company shall give prompt written notice of such proposed registration to all other record holders of Registrable Securities. Subject to Section 6.1(f) hereof, such other holders shall have the right, by giving written notice to the Company within 30 days from receipt of the Company's notice, to elect to have included in such registration such of their Registrable Securities as such holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 of all Registrable Securities which the Company has been requested to register; provided, however, that the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective (i) more than one registration on Form S-3 pursuant to this Section 6.1(d) or (ii) any such registration statement where the proposed aggregate offering price of the securities to be sold thereunder is less than $2 million. A registration effected pursuant to this Section 6.1(d) shall not be counted as a demand registration pursuant to Section 6.1(b) hereof.

                           (e) The Company may include in a registration
requested under Sections 6.1(a) or 6.1(c) any authorized but unissued shares of Common Stock for sale by the Company; provided, however, that such shares shall not be included to the extent that the holders of a majority of the Registrable Securities included therein determine in good faith that the inclusion of such shares will interfere with the successful marketing of the Registrable Securities to be included therein. If the offering to which a registration statement under either Section 6.1(a) or Section 6.1(c) relates is an underwritten offering (an "Underwritten Offering"), and if, after all shares of Common Stock proposed to be offered by the Company have been excluded from such registration, a greater number of Registrable Securities is offered for participation in such underwriting than in the opinion of the investment banker or bankers that shall manage the offering (the "Managing Underwriter") can be accom-modated without adversely affecting the underwriting, the amount of Registrable Securities proposed to be offered in the underwriting shall be reduced, pro-rata (based upon the amount of Registrable Securities owned) among the holders requesting the inclusion of Registrable Securities in such registration, to a number deemed satisfactory by the Managing Underwriter; provided, however, that for purposes of making any such reduction, each Investor which is a partnership, together with the affiliates, partners and retired partners of such Investor, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "holder" of Registrable Securities and any pro-rata reduction with respect to such "holder" shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such "holder", as defined in this proviso (and the aggregate amount so allocated to such "holder" shall be allocated among the entities and individuals included in such "holder" in such manner as such Investor may reason ably determine); and provided, further, that any such reduction may be greater than pro-rata with respect to Registrable Securities held by officers, employees and consultants of the Company if, in the reasonable opinion of the Managing Under writer, without such greater reduction, the proposed offering could not proceed on terms reasonably acceptable to the Managing Underwriter.

                           (f) The Company may include in a registration
requested under Sections 6.1(b) or 6.1(d) any authorized but unissued shares of Common Stock for sale by the Company; provided, however, that such shares shall not be included to the extent that the holders of a majority of the Registrable Securities issued or issuable upon conversion of the Series E Preferred Stock included therein determine in good faith that the inclusion of such shares will interfere with the successful marketing of the Registrable Securities to be included therein. If the offering to which a registration statement under either Section 6.1(b) or Section 6.1(d) relates is an Underwritten Offering, and if, after all shares of Common Stock proposed to be offered by the Company have been excluded from such registration, a greater number of Registrable Securities is offered for participation in such underwriting than in the opinion of the Requesting Series E Holders, based on advice of the Managing Underwriter, can be accommodated without adversely affecting the underwriting, the amount of Registrable Securities proposed to be offered in the underwriting shall be reduced by excluding on a pro-rata basis (based upon the amount of Registrable Securities owned, provided, however, that any such reduction may be greater than pro-rata with respect to Registrable Securities held by officers, employees and consultants of the Company if, in the reasonable opinion of the Requesting Series E Holders, based on advice of the Managing Underwriter, without such greater reduction, the proposed offering could not proceed on terms reasonably acceptable to the Requesting Series E Holders) Registrable Securities offered to be included in such registration which are held by persons (the "Non-Series E Holders") other than the holders of Registrable Securities issued or issuable upon conversion of the Series E Preferred Stock to a number which is reasonably satisfactory to the Requesting Series E Holders, based on advice of the Managing Underwriter. If after all Registrable Securities held by Non-Series E Holders have been excluded from such registration, a greater number of Registrable Securities is offered for participation in such underwriting than in the opinion of the Managing Underwriter can be accom modated without adversely affecting the underwriting, the amount of Registrable Securities proposed to be offered in the underwriting shall be reduced, pro-rata (based upon the amount of Registrable Securities owned) among the holders of Registrable Securities issued or issuable upon conversion of the Series E Preferred Stock requesting the inclusion of Registrable Securities in such registration, to a number deemed satisfactory by the Managing Underwriter; provided, however, that for purposes of making any such reduction referred to in this Section 6.1(f), each Investor which is a partnership, together with the affiliates, partners and retired partners of such Investor, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "holder" of Registrable Securities and any pro-rata reduction with respect to such "holder" shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such "holder", as defined in this proviso (and the aggregate amount so allocated to such "holder" shall be allocated among the entities and individuals included in such "holder" in such manner as such Investor may reasonably deter mine).

                           (g) A registration requested pursuant to this
Section 6.1 will not be deemed to have been effected unless it has become effective; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court which prevents the successful completion of such offering, such registration will be deemed not to have been effected.

                           (h) The Company will pay all Registration Expenses
in connection with any registration of Registrable Securities effected by it pursuant to this Section 6.1.

                           (i) If a requested registration pursuant to this
Section 6.1 involves an Underwritten Offering, the Persons holding a majority of the Registrable Securities to be included in such registration shall have the right to select the Managing Underwriter, subject to the approval of the Company which shall not be unreasonably withheld.

                           (j) If at the time a registration request pursuant
to this Section 6.1 is made or is pending, the Board determines that the filing of a registration statement would require the disclosure of material information regarding a possible financing, business combination or other material transaction, which disclosure the Board determines in its good faith judgment would be detrimental to the Company, the Company may delay a registration pursuant to this Section 6.1 until the date upon which such material information is disclosed to the public or ceases to be material.

                           (k) Notwithstanding the foregoing, in the event
that the Company intends to commence a public offering of securities to which
Section 6.2 hereof will apply, it shall so notify the holders of Registrable Securities in writing and such holders shall be deemed to have waived their rights to demand registration under this Section 6.1 for a period of 120 days following such notice.

                  Section 6.2 Piggyback Registration. (a) If at any time the Company proposes to register (other than a registration pursuant to Section
6.1 hereof) any of its Equity Securities under the Securities Act on Forms S-1, S-2, S-3, SB-1, SB-2 or any other registration form at the time in effect on which Registrable Securities could be registered for sale by the holders thereof (other than a registration in connection with an acquisition of or merger with another entity or the sale of shares to employees, consultants or directors of the Company pursuant to employee stock option, stock purchase or other employee benefit plans, provided that the only securities covered by such registration are the securities to be issued as part of such acquisition or merger or the securities to be sold to such employees, consultants or directors), the Company shall on each such occasion give written notice to all holders of Registrable Securities of its intention so to do, describing such Equity Securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such pro posed registered offering will be an underwritten offering and, if so, the identity of the Managing Underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities, if any, are reasonably expected to be sold) if such disclosure is acceptable to the Managing

Underwriter. Upon the written request of any such holder delivered to the Company within 30 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:

                 (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities who made a request as hereinabove provided and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights, if any, of any one or more holders to request that such registration be effected as a registration under Section 6.1; and

                 (ii) If such registration involves an Underwritten Offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

                  No registration effected under this Section 6.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 6.1.

                           (b) The Registration Expenses incurred in connection
with each registration of Registrable Securities requested pursuant to this
Section 6.2 shall be paid by the Company.

                           (c) If a registration pursuant to this Section 6.2
involves an Underwritten Offering and the Managing Underwriter advises the Company that, in its opinion, the number of shares proposed to be included in such registration should be limited due to market conditions, then the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, the securities the Company proposes to sell and (ii) second, the number of shares of Common Stock requested to be included in such registration; provided, however, that if a greater number of Registrable Securities and other shares proposed to be offered by other Stockholders is offered for inclusion in the proposed underwriting than in the opinion of the Managing Underwriter proposing to underwrite securities to be sold by the Company can be accommodated without adversely affecting the proposed underwriting, the Company may elect to reduce pro-rata (based upon the amount of shares owned which carry registration rights) the amount of all securities (including shares of Registrable Securities) proposed to be offered in the underwriting for the accounts of all Persons other than the Company to a number deemed satisfactory by the Managing Underwriter. With respect to the proviso of the preceding sentence, if the Company elects to reduce pro-rata the amount of securities proposed to be offered in the underwriting for the accounts of all Persons other than the Company, for purposes of making any such reduction, (i) each Investor which is a partnership, together with the Affiliates, partners and retired partners of such Investor, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "Person", and any pro-rata reduction with respect to such "Person" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included as such "Person", as defined in this sentence (and the aggregate amount so allocated to such "Person" shall be allocated among the entities and individuals included in such "Person" in such manner as such Investor may reasonably determine), and (ii) any such reduction may be greater than pro-rata with respect to Registrable Securities held by officers, employees and consultants of the Company if, in the reasonable opinion of the Managing Underwriter without such greater reduction, the proposed offering could not proceed on terms reasonable acceptable to the Managing Underwriter.

                           (d) In connection with any Underwritten Offering with
respect to which holders of Registrable Securities shall have requested registration pursuant to subsection 6.2(a), the Company shall have the right to select the Managing Underwriter with respect to the offering.

                  Section 6.3 Registration Procedures. (a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 6.1 or 6.2, the Company will, as expeditiously as possible:

                  (i) Prepare and, in any event within 60 calendar days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 6.2 at any time prior to the effective date of the registration statement relating thereto.

                  (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of ninety days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                  (iii) Furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

                  (iv) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                  (v) Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in

         Section 6.3(a)(ii), if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of subsection 11(a) of the Securities Act.

                  (vii) In the event the offering is an Underwritten Offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters as are customarily covered by such letters.

                  (viii) Execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as are customary in underwritten public offerings.

                           (b) Each holder of Registrable Securities will, upon
receipt of any notice from the Company of the happening of any event of the kind described in subsection 6.3(a)(v), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(v).

                           (c) If a registration pursuant to Section 6.1 or 6.2
involves an Underwritten Offering, each holder of Registrable Securities, whether or not such holder's Registrable Securities are included in such registration, will, if requested by the Managing Underwriter, enter into an agreement not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the Managing Underwriter, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 180 as the Board and the Managing Underwriter shall reasonably determine is required to effect a successful offering.

                           (d) If a registration pursuant to Section 6.1 or 6.2
involves an Underwritten Offering, the Company agrees, if so required by the Managing Underwriter, not to effect any public sale or distribution of any of its Equity Securities or securities convertible into or exchangeable or exercisable for any of such Equity Securities during a period commencing on the effective date of such registration and ending not more than 180 calendar days thereafter, except for such Underwritten Offering or in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

                  Section 6.4 Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, any amendment or supplement thereto, or any document filed in connection therewith or in connection with any qualification pursuant to Section 6.3(a)(iv), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable with respect to any holder of Registrable Securities in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or any document incident thereto or incident to registration or qualification of any Registrable Securities pursuant to Section 6.3(a)(iv), in reliance upon and in conformity with written information furnished to the Company by the holder of Registrable Securities specifically for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder of Registrable Securities or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                           (b)The Company may require, as a condition to
including any Registrable Securities in any registration statement filed pursuant to Section 6.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6.4) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus con-tained therein, or any amendment or supplement thereto, or any qualification pursuant to Section 6.3(a)(iv), if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the seller of such Registrable Securities specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the Transfer of such securities by such seller. In no event shall the liability of any such seller of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                           (c) Promptly after receipt by an indemnified party
of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there is a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party or for which an indemnifying party may have liability hereunder without the consent of such indemnifying party.

                  Section 6.5 Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 6.4 is for any reason not available, the parties entitled to indemnification by the terms hereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties shall be entitled, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each seller of Registrable Securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under subsection 6.4(b) was available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro-rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the offering price of the Registrable Securities. For purposes of this Section 6.5, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such seller of Registrable Securities, as the case may be.

                  Section 6.6 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                    ARTICLE 7

                                FUTURE INVESTORS

                  If subsequent to the date hereof, the Company grants to holders or prospective holders of its securities registration rights which are more favorable than the terms or provisions of Article 6 of this Agreement are to the Stockholders, such Article 6 shall be deemed to be automatically amended (without the necessity of any action on the part of the Company or the Stockholders) to grant to the Stockholders such more favorable registration rights, in addition to those set forth herein. If subsequent to the date hereof, the Company grants to holders or prospective holders of its securities antidilution rights which are more favorable than the terms or provisions of the Certificate of Incorporation are to the holders of Preferred Stock, this Agreement shall be deemed to be automatically amended (without the necessity of any action on the part of the Company or any holder of Preferred Stock) to grant to the holders of Preferred Stock such more favorable antidilution rights, in addition to those set forth in the Certificate of Incorporation, it being understood and agreed that antidilution rights which provide that the conversion price of a class or series of Equity Securities may not be adjusted such that it is less than the applicable conversion price of another class or series of Equity Securities shall not be deemed to be more favorable than the antidilution rights of such other class or series of Equity Securities. In connection therewith, the Company shall take all action available to it to cause the Certificate of Incorporation to be amended to provide for such more favorable antidilution rights, and each Stockholder agrees to vote (or cause to be voted) all shares of Company Stock then owned by such Stockholder to approve such amendment. Such amended antidilution provisions shall be applicable to any issuance or deemed issuance of Common Stock (to the extent provided in such more favorable antidilution provisions) which is made
(i) after the issuance of securities in connection with which such more favorable antidilution rights are granted to the holders of Preferred Stock pursuant to this Article 7 and (ii) at a price below the Conversion Price in effect under the Certificate of Incorporation (or such other applicable price which, under the terms of such more favorable antidilution rights, gives rise to an antidilution adjustment) at the time of such issuance or deemed issuance. The provisions of this Article 7 may be waived in any specific instance by the vote or written consent of Stockholders holding shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and/or Common Stock into which such shares of Preferred Stock have been converted, representing at least 662/3% of the voting power of such shares of Preferred Stock (for this purpose shares of Preferred Stock shall be deemed to have a number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock are then convertible) and Common Stock, voting or acting by written consent as a single class, and each Stockholder owning any such shares of Preferred Stock or such shares of Common Stock agrees that such Stockholder will consider in good faith any such waiver requested by the Company as being necessary or desirable to effect a financing on terms which are otherwise favorable to the Company.


                                    ARTICLE 8

                                   TERMINATION

                  Section 8.1 (a) Subject to subsection 8.1(c) hereof, this Agreement shall terminate on the earlier of: (i) the date of an Initial Public Offering or (ii) December 23, 2003.

                           (b) Notwithstanding the foregoing, this Agreement
shall in any event terminate with respect to any Stockholder when such Stockholder no longer owns any shares of Common Stock, Preferred Stock, or other common or preferred stock of the Company.

                           (c) The provisions set forth in Article VI, this
Section 8.1(c) and Article 9 hereof shall survive the termination of this Agreement.

                                    ARTICLE 9

                                  MISCELLANEOUS

                  Section 9.1 Successors and Assigns. Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon the respective successors and assigns of the parties hereto (including any nominee of a Stockholder which holds Company Stock in its name which is beneficially owned by such Stockholder), and shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. Any breach of any of the terms or provisions of this Agreement by a nominee of any Stockholder shall be deemed a breach of this Agreement by such Stockholder. No Stockholder may assign any of its rights hereunder to any Person other than a transferee of Company Stock that has complied in all respects with the requirements of Articles 2 and 3 hereof; provided, however, that the rights provided for in Article 4 hereof to designate a Designee shall not be assignable. If any transferee of any Stockholder shall acquire any securities of the Company, in any manner, whether by operation of law or otherwise, such securities shall be held subject to all of the terms of this Agreement, and by taking and holding such securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement to the extent applicable to such Person's transferor; provided, however, that the rights provided for in Article 4 hereof to designate a Designee shall not inure to the benefit of or apply to any such transferee. Notwithstanding the foregoing, each transferee of any securities of the Company shall execute and deliver to the Company a Stock Transfer Agreement in the form attached hereto as Exhibit A.

                  Section 9.2 Amendment and Modification; Waiver of Compliance. This Agreement may be amended only by a written instrument duly executed by the Company and Stockholders who own a majority of the then outstanding shares of Common Stock, and shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and/or Common Stock into which such shares of Preferred Stock have been converted, representing at least 66 2/3% of the voting power of such shares of Preferred Stock (for this purpose shares of Preferred Stock shall be deemed to have a number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock are then convertible) and Common Stock, provided that, notwithstanding the foregoing, without the prior consent or approval of the holders of a majority of the Series E Preferred Stock, this Agreement may not be amended if such proposed amendment affects the Series E Preferred Stock but does not so affect the Series C Preferred Stock and the Series D Preferred Stock.

                           (b) Except as otherwise provided in this Agreement,
any failure of any of the parties to comply with any obligation, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  Section 9.3 Notices. Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex, telecopy, or certified or registered mail, postage prepaid, or other similar means of communication, as follows:

                  If to the Company or any Founder:

                           PRAECIS PHARMACEUTICALS INCORPORATED
                           One Hampshire Street
                           Cambridge, MA  02142
                           Attention:  Malcolm L. Gefter, Ph.D.
                           Telecopy: (617) 494-8414

                  with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           One Beacon Street, 31st Floor
                           Boston, MA  02108
                           Attention:  Kent A. Coit, Esq.
                           Telecopy: (617) 573-4822

                  If to any of the Investors: at the addresses specified in Schedules 1 or 2 attached hereto or a Stock Transfer Agreement.

                  Section 9.4 Additional Parties. Any Person who acquires any Company Stock from the Company after the date hereof may become a party to this Agreement if agreed to by the Board and if such person shall agree in writing, in form and substance reasonably acceptable to the Company, to be bound by and to comply with all of the provisions of this Agreement.

                  Section 9.5 Entire Agreement; Governing Law. This Agreement and the other writings referred to herein or delivered pursuant hereto, and with respect to the Founders, the respective Stock Subscription and Restriction Agreements dated July 27, 1993, as amended, between each of the Founders and the Company, contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to its subject matter; provided, however, that any representations set forth in
Section 3.6 of the Original Stockholders Agreement shall survive. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

                  Section 9.6 Injunctive Relief. The parties hereto acknowledge and agree that a violation of any of the terms of this Agreement will cause the parties irreparable injury for which adequate remedy at law is not available. Therefore, the parties agree that each party shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any party from committing any violations of the provisions of this Agreement. Without limiting the generality of the foregoing, the Company shall have the right to any such equitable relief to prevent any unauthorized transfers of securities of the Company hereunder.

                  Section 9.7 Expenses. Except as expressly provided herein, each party shall pay its own expenses incident to the performance or enforcement of this Agreement, including all fees and expenses of its counsel for activities of such counsel undertaken pursuant to this Agreement.

                  Section 9.8 Inspection. For so long as this Agreement shall be in effect, this Agreement shall be made available for inspection by any Stockholder at the principal executive office of the Company.

                  Section 9.9 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 9.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the requisite parties on the date first above written.


                             PRAECIS PHARMACEUTICALS
                              INCORPORATED


                             By:/s/ Kevin F. McLaughlin
                                ------------------------------------
                                Name:
                                Title: V.P. and CFO

                                /s/ Malcolm L. Gefter
                                ------------------------------------
                                Malcolm L. Gefter

                                /s/ Ethan R. Signer
                                ------------------------------------
                                Ethan R. Signer

                                /s/ A. Donny Strosberg
                                ------------------------------------
                                A. Donny Strosberg

                             MASSACHUSETTS INSTITUTE OF
                             TECHNOLOGY

                             By /s/ Allan S. Bufferd
                                ------------------------------------
                                Name: Allan S. Bufferd
                                Title: Deputy Treasurer

                                /s/ David L. Anderson
                                ------------------------------------
                                David L. Anderson

                                /s/ G. Leonard Baker, Jr.
                                ------------------------------------
                                G. Leonard Baker, Jr.

                             CANAAN VENTURES II LIMITED
                             PARTNERSHIP

                             By: Canaan Venture Partners II L.P.

                             By /s/ Harry T. Rein
                                ------------------------------------
                                Name: Harry T. Rein
                                Title: Managing General Partner

                             CANAAN VENTURES II OFFSHORE
                             C.V.

                             By: Canaan Venture Partners II L.P.

                             By /s/ Harry T. Rein
                                ------------------------------------
                                Name: Harry T. Rein
                                Title: Managing General Partner

                             CHASE VENTURE CAPITAL
                             ASSOCIATES, L.P.

                             By:      CHASE CAPITAL PARTNERS
                                      Its General Partner

                             By /s/ Damion Wicker
                                ------------------------------------
                                Name: Damion Wicker
                                Title: General Partner

                                /s/ Tench Coxe
                                ------------------------------------
                                Tench Coxe

                                /s/ Sherryl W. Hossack
                                ------------------------------------
                                James C. Gaither
                                By:      Sherryl W. Hossack
                                         Under Power of Attorney

                             GENSTAR INVESTMENT LLC

                             By /s/ Richard D. Paterson
                                ------------------------------------
                                Name: Richard D. Paterson
                                Title: Member

                             GREYLOCK LIMITED PARTNERSHIP

                             By /s/ Henry F. McCance
                                ------------------------------------
                                Name: Henry F. McCance
                                Title: General Partner

                             HIGHLAND CAPITAL PARTNERS II
                             LIMITED PARTNERSHIP

                             By:      Highland Management Partners II
                                      Limited Partnership
                                      Its General Partner

                             By /s/ Wycliffe K. Grousbeck
                                ------------------------------------
                                General Partner

                             J.H. WHITNEY & CO.

                             By /s/ William Laverack, Jr.
                                ------------------------------------
                                Name: William Laverack, Jr.
                                Title: General Partner

                             ROBERT W. AND LAURIE KITTS

                             By /s/ Robert W. Kitts
                                ------------------------------------
                                Robert W. Kitts

                             By /s/ Laurie Kitts
                                ------------------------------------
                                Laurie Kitts

                                /s/ Sherryl W. Hossack
                                ------------------------------------
                                Ronald L. Perkins
                                By:      Sherryl W. Hossack
                                         Under Power of Attorney

                             SAUNDERS HOLDINGS, L.P.

                             By /s/ G. Leonard Baker, Jr.
                                ------------------------------------
                                Name: G. Leonard Baker, Jr.
                                Title: Managing Director of the General
                                       Partner

                             SUTTER HILL VENTURES,  A CALIFORNIA LIMITED
                             PARTNERSHIP

                             By /s/ G. Leonard Baker, Jr.
                                ------------------------------------
                                Name: G. Leonard Baker, Jr.
                                Title: Managing Director of the General
                                       Partner

                             TOW PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

                             By /s/ Paul M. Wythes
                                ------------------------------------
                                Name: Paul M. Wythes
                                Title: General Partner

                             WELLS FARGO BANK, TRUSTEE
                               SHV M/P/T FBO
                             David Anderson

                             By /s/ Annik Prasad
                                ------------------------------------
                                Name: Annik Prasad
                                Title: Trust Officer

                             WELLS FARGO BANK, TRUSTEE
                                  SHV M/P/T FBO
                             G. Leonard Baker, Jr.

                             By /s/ Annik Prasad
                                ------------------------------------
                                Name: Annik Prasad
                                Title: Trust Officer

                             WHITNEY 1990 EQUITY FUND, L.P.

                             By /s/ William Laverack, Jr.
                                ------------------------------------
                                Name: William Laverack, Jr.
                                Title: General Partner

                             PAUL M. WYTHES AND MARSHA R.
                              WYTHES, TRUSTEES OF THE WYTHES
                              LIVING TRUST 7-21-87


                             By /s/ Paul M. Wythes
                                ------------------------------------
                                Name: Paul M. Wythes
                                Title: Trustee

                                /s/ William H. Younger, Jr.
                                ------------------------------------
                                William H. Younger, Jr.

                             WILLIAM H. YOUNGER, JR.,
                              TRUSTEE OF THE YOUNGER LIVING
                              TRUST 1-20-95

                             By /s/ William H. Younger, Jr.
                                ------------------------------------
                                Name: William H. Younger, Jr.
                                Title: Trustee

                                /s/ Steven P. Bird
                                ------------------------------------
                                Steven P. Bird


                                COMDISCO, INC.

                             By
                                ------------------------------------
                                Name:
                                Title:

                                /s/ Kevin J. McQuillan
                                ------------------------------------
                                Kevin J. McQuillan


                                HLM PARTNERS V, L.P.

                             By /s/ A. R. Haberkorn III
                                ------------------------------------
                                Name: A. R. Haberkorn III
                                Title: General Partner HLM Associates V,
                                       L.P. the General Partner of HLM
                                                      Partners V, L.P.

                             PHARMA/wHEALTH FUND

                             By /s/ Samuel D. Isaly
                                ------------------------------------
                                Name: Samuel D. Isaly
                                Title: Portfolio Manager

                              VULCAN VENTURES, INC.

                             By /s/ William D. Savoy
                                ------------------------------------
                                Name: William D. Savoy
                                Title: Vice President

                                /s/ Albert L. Zesiger
                                ------------------------------------
                                Albert L. Zesiger

                             ARTHUR D. LITTLE EMPLOYEE
                               PENSION PLAN

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             CITY OF STAMFORD FIREMEN'S
                             PENSION FUND

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             DEAN WITTER FOUNDATION

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             DEMVEST EQUITIES, L.P.

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             FERRIS F. HAMILTON FAMILY TRUST

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             HBL CHARITABLE UNITRUST

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                                /s/ Albert L. Zesiger
                                ------------------------------------
                                William B. Lazar
                                By:      Albert L. Zesiger
                                         Agent & Attorney-in-fact

                                /s/ Albert L. Zesiger
                                ------------------------------------
                                Jeanne Morency
                                By:      Albert L. Zesiger
                                         Agent & Attorney-in-fact

                             WOLFSON INVESTMENT PARTNERS LP

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact


                                /s/ Albert L. Zesiger
                                ------------------------------------
                                Leonard Kingsley
                                By:      Albert L. Zesiger
                                         Agent & Attorney-in-fact


                                /s/ Albert L. Zesiger
                                ------------------------------------
                                Helen Hunt
                                By:      Albert L. Zesiger
                                         Agent & Attorney-in-fact

                             MARY ANN HAMILTON TRUST

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             MORGAN TRUST CO. OF THE
                                  BAHAMAS LTD.

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             NORWALK EMPLOYEE PENSION FUND

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             ROANOKE COLLEGE

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             STATE OF OREGON PERS/ZCG

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             TAB PRODUCTS COMPANY
                              PENSION PLAN

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             THE BREARLEY SCHOOL
                              ENDOWMENT FUND

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             THE CHAPIN SCHOOL LTD.
                               ENDOWMENT FUND

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             THE JENIFER ALTMAN FOUNDATION

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             THE RAISER MARITAL TRUST

                             By /s/ Mark Collins, Jr.
                                ------------------------------------
                                Name: Mark Collins, Jr.
                                Title: Principal, Alex Brown Capital

                             VAN LOBEN SELS FOUNDATION

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             WARREN INVESTMENT GROUP LTD.
                               LLC

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             WARREN OTOLOGIC PROFIT
                               SHARING TRUST

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             WELLS FAMILY LLC

                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact


                                /s/ James Finnerty
                                ------------------------------------
                                James Finnerty


                             QUANTUM INDUSTRIAL PARTNERS
                               LDC

                             By /s/ Michael C. Neus
                                ------------------------------------
                                Name: Michael C. Neus
                                Title: Attorney-In-Fact


                             TRUSTEES OF AMHERST COLLEGE


                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             CITY OF MILFORD PENSION &
                               RETIREMENT FUND


                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                             PUBLIC EMPLOYEE RETIREMENT
                               SYSTEM OF IDAHO


                             By /s/ Albert L. Zesiger
                                ------------------------------------
                                Name: Albert L. Zesiger
                                Title:   Agent & Attorney-in-fact

                                                                     SCHEDULE 1


                    NAMES AND ADDRESSES OF EXISTING INVESTORS


J.H. Whitney & Co.
177 Broad Street
Stamford, CT  06901
Attn:  William Laverack

Whitney 1990 Equity Fund, L.P.
177 Broad Street
Stamford, CT  06901
Attn:  William Laverack

Greylock Limited Partnership
One Federal Street, 26th Floor
Boston, MA  02110
Attn:  Henry F. McCance

Chase Venture Capital Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue, 12th Floor
New York, NY  10017
Attn:  Damion E. Wicker

Highland Capital Partners II Limited Partnership
Two International Place, 22nd Floor
Boston, MA  02110
Attn: Wycliffe Grousbeck

Canaan Ventures II Offshore C.V.
105 Rowayton Avenue
Rowayton, CT  06853
Attn: Harry T. Rein

Canaan Ventures II Limited Partnership
105 Rowayton Avenue
Rowayton, CT  06853
Attn: Harry T. Rein

Sutter Hill Ventures
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
Attn:  G. Leonard Baker

TOW Partners
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304

Saunders Holdings, L.P.
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304

William H. Younger, Jr.
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304

Tench Coxe
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304

Ronald L. Perkins
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304


                                                S1-2

Wells Fargo Bank, Trustee SHV M/P/T FBO
G. Leonard Baker, Jr.
Attn: Annik Prasad
420 Montgomery Street
San Francisco, CA  94104

Wells Fargo Bank, Trustee SHV M/P/T FBO
David L. Anderson
Attn: Annik Prasad
420 Montgomery Street
San Francisco, CA  94104

James C. Gaither
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304

William H. Younger, Jr., Trustee of
  The Younger Living Trust 1-20-95
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304

G. Leonard Baker, Jr.
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304

David L. Anderson
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304

Paul M. Wythes and Marsha R. Wythes,
  Trustees of The Wythes Living
  Trust 7-21-87
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304

Genstar Investment LLC
Metro Tower, Suite 1170
950 Tower Lane
Foster City, CA  94404-2121
Attn: R.D. Paterson



                                      S1-3

Eric Gleacher
c/o Gleacher NatWest, Inc.
660 Madison Avenue
New York, NY  10021

Charles G. Phillips
c/o Gleacher NatWest, Inc.
660 Madison Avenue
New York, NY  10021

James Goodwin
c/o Gleacher NatWest, Inc.
660 Madison Avenue
New York, NY  10021

H. Conrad Meyer
c/o Gleacher NatWest, Inc.
660 Madison Avenue
New York, NY  10021

Emil W. Henry
c/o Gleacher NatWest, Inc.
660 Madison Avenue
New York, NY  10021

Richard A. Derbes
c/o Morgan Stanley & Co.
1585 Broadway
New York, NY  10036-8293

Robert W. Kitts
c/o Morgan Stanley & Co.
1585 Broadway
New York, NY  10036-8293

Comdisco, Inc.
6111 North River Road
Rosemont, IL  60018
Attn:  Jill C. Hanses



                                      S1-4

Massachusetts Institute of Technology
Office of the Treasurer
238 Main Street
Suite 200
Cambridge, MA  02142
Attn:  Philip Rotner
       Venture Capital Officer

PHARMA/wHEALTH Fund
c/o G/A Capital Management
41 Madison Avenue
New York, NY  10010-2202
Attn:  Samuel D. Isaly

Vulcan Ventures, Inc.
110-110th Avenue Northeast
Suite 550
Bellevue, WA  98004
Attn:  William D. Savoy

Kevin J. McQuillan
345 Cervantes Road
Portola Valley, CA   94028

Steven P. Bird
8 Faxon Road
Atherton, CA  94027

HLM Partners V, L.P.
222 Berkeley Street
Boston, MA  02116
Attn:  Buck Haberkorn

Robert W. and Laurie Kitts
c/o Morgan Stanley & Co.
1585 Broadway
New York, NY  10036-8293

Albert L. Zesiger
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022



                                      S1-5

Arthur D. Little Employee Pension Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

City of Stamford Firemen's Pension Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Dean Witter Foundation
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Demvest Equities, L.P.
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Ferris F. Hamilton Family Trust
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

HBL Charitable Unitrust
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Helen Hunt
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger



                                      S1-6

Leonard Kingsley
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Mary Ann Hamilton Trust
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Morgan Trust Co. of The Bahamas Ltd.
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Norwalk Employee Pension Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Roanoke College
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

State of Oregon PERS/ZCG
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Tab Products Company Pension Plan
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger



                                      S1-7

The Brearley School Endowment Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

The Chapin School Ltd. Endowment Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

The Jennifer Altman Foundation
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

The Raiser Marital Trust
Alex Brown Capital Advisory & Trust Co.
19 South Street
Baltimore, MD  21202
Attn:  Venedia Andrews

Van Loben Sels Foundation
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Warren Investment Group Ltd. LLC
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

Warren Otologic Profit Sharing Trust
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger



                                      S1-8

Wells Family LLC
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

James Finnerty
128 Cliff Road
Wellesley, MA  02181

Wolfson Investment Partners LP
c/o Zesiger Capital Group LLC
320 Park Avenue
New York,  NY  10022

William B. Lazar
c/o Zesiger Capital Group LLC
320 Park Avenue
New York,  NY  10022

Jeanne Morency
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022

Quantum Industrial Partners LDC
c/o Michael C. Neus
Attorney-in-fact
888 Seventh Avenue
New York, NY  10106


                                      S1-9

                                                                     SCHEDULE 2


                      NAMES AND ADDRESSES OF NEW INVESTORS


J.H. Whitney & Co.
177 Broad Street
Stamford, CT  06901
Attn:  William Laverack

Whitney 1990 Equity Fund, L.P.
177 Broad Street
Stamford, CT  06901
Attn:  William Laverack

Greylock Limited Partnership
One Federal Street, 26th Floor
Boston, MA  02110
Attn:  Henry F. McCance

Chase Venture Capital Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue, 12th Floor
New York, NY  10017
Attn:  Damion E. Wicker

Highland Capital Partners II Limited Partnership
Two International Place, 22nd Floor
Boston, MA  02110
Attn: Wycliffe Grousbeck

Canaan Ventures II Offshore C.V.
105 Rowayton Avenue
Rowayton, CT 06853
Attn:  Harry T. Rein

Canaan Ventures II Limited Partnership
105 Rowayton Avenue
Rowayton, CT  06853
Attn: Harry T. Rein



                                      S1-1

Sutter Hill Ventures, A California Limited Partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
Attn:  G. Leonard Baker


Paul M. Wythes and Marsha R. Wythes,
  Trustees of The Wythes Living Trust 7-21-87
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

TOW Partners, A California Limited Partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

William H. Younger,  Jr.,
  Trustee of the Younger Living Trust 1-20-95
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

Tench Coxe
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

James C. Gaither
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

Ronald L. Perkins
755 Page Mill Road
Suite A-200
Palo Alto, CA 94304

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L. Anderson
420 Montogmery Street, 2nd Floor
San Francisco, CA 94104
Attn:  Annik Prasad


                                      S1-2

Wells Fargo Bank, Trustee
SHV M/P/T FBO G. Leonard Baker, Jr.
420 Montgomery Street, 2nd Floor
San Francisco, CA 94104
Attn:  Annik Prasad

Genstar Investment LLC
Metro Tower, Suite 1170
950 Tower Lane
Foster City, CA 94404-2121
Attn:  R.D. Paterson

Vulcan Ventures, Inc.
110-110th Avenue Northeast
Suite 550
Bellevue, WA  98004
Attn:  William D. Savoy

HLM Partners V, L.P.
222 Berkeley Street
Boston, MA  02116
Attn:  Buck Haberkorn

Trustees of Amherst College
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY  10022
Attn:  Albert L. Zesiger

City of Milford Pension & Retirement Fund
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY 10022
Attn:  Albert L. Zesiger

Public Employee Retirement System of Idaho
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY 10022
Attn:  Albert L. Zesiger



                                      S1-3

State of Oregon PERS/ZCG
c/o Zesiger Capital Group LLC
320 Park Avenue
New York, NY 10022
Attn:  Albert L. Zesiger


                                      S1-4

                                                                      EXHIBIT A

                            STOCK TRANSFER AGREEMENT

         The undersigned, being the transferee of _____ shares of __________ stock1 of PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), as a condition to the receipt of such shares, acknowledges that the voting and transfer of such shares are restricted by an Amended and Restated Stockholders Agreement dated as of April 30, 1998 (the
"Stockholders Agreement") among the Company and certain of it stockholders, and the undersigned agrees to be bound by the terms of (and shall be a party to) the Stockholders Agreement, as such agreement has been or may be amended, and to be a "Stockholder" for purposes of the Stockholders Agreement.

         Agreed to this _____ day of __________, ____.


                  -----------------------------------
                  Name:

                      2
                       -------------------------------------------

Confirmed on behalf of the parties to the Stockholders Agreement as of the date hereof.


PRAECIS PHARMACEUTICALS INCORPORATED


By ---------------------------------
   Name:
   Title:



--------
1     Specify title of equity securities.
2     Include address for notices.

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


                  AMENDMENT NO. 1 dated as of May 14, 1998 to Amended and Restated Stockholders Agreement dated as of April 30, 1998 by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), and the stockholders of the Company referred to therein (the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

                  The Company and the Stockholders of the Company who are signatories hereto desire to amend the Stockholders Agreement as set forth herein.

                  Pursuant to Section 9.2 of the Stockholders Agreement, the Stockholders Agreement may be amended only by a written instrument duly executed by the Company and Stockholders who own a majority of the then outstanding shares of Common Stock, and shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and/or Common Stock into which such shares of Preferred Stock have been converted, representing at least 66 2/3% of the voting power of such shares of Preferred Stock (for this purpose shares of Preferred Stock shall be deemed to have a number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock are then convertible) and Common Stock.

                  The signatories hereto represent holders of greater than a majority of the outstanding shares of Common Stock held by Stockholders and greater than 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  In consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. The definition of "Related Party" set forth in Article 1 of the Stockholders Agreement is hereby amended by (x) deleting the word "affiliates" as it appears in the third and fifth lines of clause (iv) of such definition and replacing it with the word "Affiliates" and (y) deleting the period at the end of clause (iv), adding ";" to the end of such clause and adding the following as the final clauses of such definition:

         "(v) In the case of a limited liability company, (A) such limited liability company and any of its members, (B) any former members of such limited liability company, (C) the estates or other legal representatives of any such members or former members, (D) any corporation, partnership, limited liability company or other business organization to which such limited liability company shall sell all or substantially all of its assets or with which it shall be merged and (E) any Affiliate of such limited liability company;

         (vi) In the case of a Stockholder which is, or an Affiliate of which is, engaged in the investment advisory or investment management business as of the date hereof (a "Manager-Stockholder"), in addition to the above, any Person or entity for which such Manager-Stock holder or any such Affiliate acts as investment advisor or investment manager; and

         (vii) In the case of a Stockholder for which a Manager-Stockholder or any Affiliate thereof acts as investment advisor or investment manager, in addition to the above, any other Person or entity for which such Manager-Stockholder or any such Affiliate acts as investment advisor or investment manager."

                  2. Section 3.6 of the Stockholders Agreement is hereby amended by (x) inserting "(i)" immediately before the word "unless" in the fourth line of such section; (y) replacing the word "Purchaser" as it appears in two places in the ninth line of such section with the word "Investor"; and (z) deleting the period at the end of such section and adding the following as the final clause of Section 3.6:

                  "or (ii) the Company determines that such Transfer would result in the Company being required to register any of its securities under the Exchange Act."

                  3. Counterparts. This Amendment No. 1 may be signed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Stockholders Agreement as of the date first written above.


                   PRAECIS PHARMACEUTICALS
                     INCORPORATED

                   By:/s/ Malcolm L. Gefter
                      --------------------------
                      Name:
                      Title:


                      /s/ Malcolm L. Gefter
                      --------------------------
                      Malcolm L. Gefter


                      /s/ Ethan R. Signer
                      --------------------------
                      Ethan R. Signer


                      /s/ A. Donna Strosberg
                      --------------------------
                      A. Donny Strosberg


                   MASSACHUSETTS INSTITUTE OF
                     TECHNOLOGY

                   By /s/ Allan S. Bufferd
                      --------------------------
                      Name: Allan S. Bufferd
                      Title: Deputy Treasurer


                      /s/ David L. Anderson
                      --------------------------
                      David L. Anderson


                      /s/ G. Leonard Baker, Jr.
                      --------------------------
                      G. Leonard Baker, Jr.

                   CANAAN VENTURES II LIMITED
                     PARTNERSHIP

                   By: Canaan Venture Partners II L.P.

                   By /s/ Harry T. Rein
                      --------------------------
                      Name:     Harry T. Rein
                      Title:    Managing General Partner


                   CANAAN VENTURES II OFFSHORE
                     C.V.

                   By: Canaan Venture Partners II L.P.

                   By /s/ Harry T. Rein
                      --------------------------
                      Name:      Harry T. Rein
                      Title:     Managing General Partner

                   CHASE VENTURE CAPITAL
                     ASSOCIATES, L.P.

                   By:      CHASE CAPITAL PARTNERS
                            Its General Partner


                   By /s/ Damion E. Wicker
                      --------------------------
                      Name:
                      Title:


                      /s/ Tench Coxe
                      --------------------------
                      Tench Coxe


                      /s/ Sherryl W. Hossack
                      --------------------------
                      James C. Gaither
                      By:      Sherryl W. Hossack
                               Under Power of Atty


                   GENSTAR INVESTMENT LLC

                   By /s/ Richard D. Paterson
                      --------------------------
                      Name:        Richard D. Paterson
                      Title:       Member

                   GREYLOCK LIMITED PARTNERSHIP

                   By /s/ Henry F. McCance
                      --------------------------
                      Name:        Henry F. McCance
                      Title:       General Partner


                   HIGHLAND CAPITAL PARTNERS II
                     LIMITED PARTNERSHIP

                   By: Highland Management Partners II
                       Limited Partnership
                       Its General Partner

                   By /s/ Wycliffe K. Grousbeck
                      --------------------------
                      General Partner


                   J.H. WHITNEY & CO.

                   By /s/ William Laverack, Jr.
                      --------------------------
                      Name:
                      Title:


                   ROBERT W. AND LAURIE KITTS

                   By /s/ Robert W. Kitts
                      --------------------------
                      Robert W. Kitts

                   By /s/ Laurie Kitts
                      --------------------------
                      Laurie Kitts


                   /s/ Sherryl W. Hossack
                      --------------------------
                      Ronald L. Perkins
                      By:      Sherryl W. Hossack
                               Under Power of Atty


                   SAUNDERS HOLDINGS, L.P.

                   By /s/ G. Leonard Baker, Jr.
                      --------------------------
                      Name:        G. Leonard Baker, Jr.
                      Title:       General Partner

                   SUTTER HILL VENTURES,  A CALIFORNIA
                   LIMITED PARTNERSHIP

                   By /s/ G. Leonard Baker, Jr.
                      --------------------------
                      Name:      G. Leonard Baker, Jr.
                      Title:     Managing Director of the
                                 General Partner


                   TOW PARTNERS, A CALIFORNIA LIMITED
                        PARTNERSHIP

                   By /s/ Paul M. Wythes
                      --------------------------
                      Name:        Paul M. Wythes
                      Title:       General Partner


                   WELLS FARGO BANK, TRUSTEE
                       SHV M/P/T FBO David Anderson

                   By /s/ Annik Prasad
                      --------------------------
                      Name:        Annik Prasad
                      Title:       Trust Officer


                   WELLS FARGO BANK, TRUSTEE
                       SHV M/P/T FBO G. Leonard Baker, Jr.

                   By /s/ Annik Prasad
                      --------------------------
                      Name:        Annik Prasad
                      Title:       Trust Officer


                   WHITNEY 1990 EQUITY FUND, L.P.

                   By /s/ William Laverack, Jr.
                      --------------------------
                      Name:
                      Title:

                   PAUL M. WYTHES AND MARSHA R.
                     WYTHES, TRUSTEES OF THE WYTHES
                     LIVING TRUST 7-21-87

                   By /s/ Paul M. Wythes
                      --------------------------
                      Name:        Paul M. Wythes
                      Title:       Trustee

                      /s/ William H. Younger, Jr.
                      --------------------------
                      William H. Younger, Jr.


                   WILLIAM H. YOUNGER, JR.,
                     TRUSTEE OF THE YOUNGER LIVING
                     TRUST 1-20-95

                   By /s/ William H. Younger, Jr.
                      --------------------------
                      Name:        William H. Younger, Jr.
                      Title:       Trustee


                      /s/ Steven P. Bird
                      --------------------------
                      Steven P. Bird


                   COMDISCO, INC.

                   By
                      --------------------------
                      Name:
                      Title:


                      /s/ Kevin J. McQuillan
                      --------------------------
                      Kevin J. McQuillan


                   HLM PARTNERS V, L.P.

                   By /s/ A.R. Haberkorn, III
                      --------------------------
                      Name:        A.R. Haberkorn, III
                      Title:       General Partner, HLM
                                   Associates V, L.P., the
                                   General Partner of HLM
                                   Partners V, L.P.


                   PHARMA/wHEALTH FUND

                   By /s/ Samuel D. Isaly
                      --------------------------
                      Name:        Samuel D. Isaly
                      Title:       Manager of Fund

                   VULCAN VENTURES, INC.

                   By /s/ William D. Savoy
                      -----------------------
                      Name:     William D. Savoy
                      Title:    Vice President


                   /s/ Albert L. Zesiger
                   --------------------------
                   Albert L. Zesiger


                   ARTHUR D. LITTLE EMPLOYEE
                     PENSION PLAN

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   CITY OF STAMFORD FIREMEN'S
                     PENSION FUND

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   DEAN WITTER FOUNDATION

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   DEMVEST EQUITIES, L.P.

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   FERRIS F. HAMILTON FAMILY TRUST

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact

                   HBL CHARITABLE UNITRUST

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   /s/ Albert L. Zesiger
                   --------------------------
                   William B. Lazar
                   By:      Albert L. Zesiger
                            Agent & Attorney-in-fact


                   /s/ Albert L. Zesiger
                   --------------------------
                   Jeanne Morency
                   By:      Albert L. Zesiger
                            Agent & Attorney-in-fact


                   WOLFSON INVESTMENT PARTNERS LP

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   /s/ Albert L. Zesiger
                   --------------------------
                   Leonard Kingsley
                   By:      Albert L. Zesiger
                            Agent & Attorney-in-fact


                   /s/ Albert L. Zesiger
                   --------------------------
                   Helen Hunt
                   By:      Albert L. Zesiger
                            Agent & Attorney-in-fact


                   MARY ANN HAMILTON TRUST

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact

                   MORGAN TRUST CO. OF THE
                     BAHAMAS LTD.

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   NORWALK EMPLOYEE PENSION FUND

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   ROANOKE COLLEGE

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   STATE OF OREGON PERS/ZCG

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   TAB PRODUCTS COMPANY
                     PENSION PLAN

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   THE BREARLEY SCHOOL
                     ENDOWMENT FUND

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact

                   THE CHAPIN SCHOOL LTD.
                     ENDOWMENT FUND

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   THE JENIFER ALTMAN FOUNDATION

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   THE RAISER MARITAL TRUST

                   By /s/ Mark Collins, Jr.
                      -----------------------
                      Name:     Mark Collins, Jr.
                      Title:    Principal, Alex Brown Capital


                   VAN LOBEN SELS FOUNDATION

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact



                   WARREN INVESTMENT GROUP LTD.
                     LLC

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   WARREN OTOLOGIC PROFIT
                     SHARING TRUST

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact

                   WELLS FAMILY LLC

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   /s/ James Finnerty
                   --------------------------
                   James Finnerty


                   QUANTUM INDUSTRIAL PARTNERS
                     LDC

                   By /s/ Michael C. Neus
                      -----------------------
                      Name:     Michael C. Neus
                      Title:    Attorney-In-Fact


                   TRUSTEES OF AMHERST COLLEGE

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   CITY OF MILFORD PENSION &
                     RETIREMENT FUND

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact


                   PUBLIC EMPLOYEE RETIREMENT
                     SYSTEM OF IDAHO

                   By /s/ Albert L. Zesiger
                      -----------------------
                      Name:     Albert L. Zesiger
                      Title:    Agent & Attorney-in-fact

                        AMENDMENT NO. 2 TO AMENDED AND
                        RESTATED STOCKHOLDERS AGREEMENT


                  AMENDMENT NO. 2 dated as of July 21, 1998 to Amended and Restated Stockholders Agreement dated as of April 30, 1998 by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), and the stockholders of the Company referred to therein, as amended by Amendment No. 1 dated as of May 14, 1998 (the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

                  The Company and the Stockholders of the Company who are signatories hereto desire to amend the Stockholders Agreement as set forth herein.

                  Pursuant to Article 6 of the Stockholders Agreement, certain Stockholders have demand registration rights and all Stockholders have piggyback registration rights.

                  The Company desires to effect an Initial Public Offering, and, in order to facilitate such Initial Public Offering, the Company desires that the piggyback registration rights of the Stockholders pursuant to
Section 6.2 of the Stockholders Agreement not apply to the Initial Public Offering and the demand registration rights of the Stockholders pursuant to
Section 6.1 of the Stock holders Agreement be deferred until 180 days after con summation of the Initial Public Offering.

                  Pursuant to Section 9.2 of the Stockholders Agreement, the Stockholders Agreement may be amended by a written instrument duly executed by (i) the Company; (ii) the Stockholders who own a majority of the then outstanding shares of Common Stock, and shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and/or Common Stock into which such shares of Preferred Stock have been converted, representing at least 66 2/3% of the voting power of such shares of Preferred Stock (for this purpose shares of Preferred Stock shall be deemed to have a number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock are then convertible) and Common Stock; and (iii) since such proposed amendment in part affects the Series E Preferred Stock (and not the Series C Preferred Stock and Series D Preferred Stock), the holders of a majority of the Series E Preferred Stock.

                  In consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Deferral of Registration Rights. The following is hereby added as the final Section of Article 6 of the Stockholder Agreement:

                  "Section 6.7 Deferral of Registration Rights. The holders of Registrable Securities shall have no right (i) pursuant to Section 6.2, to have their Registrable Securities in cluded as part of an Initial Public Offering and (ii) pursuant to Section 6.1, to request that the Company effect a registration under the Securities Act of all or part of such holder's Registrable Securities until 180 days after the effectiveness of the registration statement for the Initial Public Offering; provided, however, that if the Initial Public Offering is not consummated on or prior to December 31, 1998, this Section 6.7 shall be void and of no further force or effect."

                  2. Counterparts. This Amendment No. 2 may be signed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Amended and Restated Stockholders Agreement as of the date first written above.

                           PRAECIS PHARMACEUTICALS
                           INCORPORATED


                           By: /s/ Malcolm L. Gefter
                              -------------------------------
                              Name: Malcolm L. Gefter
                              Title: Chairman of the Board, CEO and President

                              /s/ Malcolm L. Gefter
                              --------------------------------
                              Malcolm L. Gefter

                           /s/ Ethan R. Signer
                           ------------------------------
                           Ethan R. Signer


                           /s/ A. Donny Strosberg
                           ------------------------------
                           A. Donny Strosberg


                           MASSACHUSETTS INSTITUTE OF
                             TECHNOLOGY


                           By:/s/ Allan S. Bufferd
                           ------------------------------
                           Name: Allan S. Bufferd
                           Title: Director of Investments


                           /s/ David Anderson
                           ------------------------------
                           David L. Anderson


                           /s/ G. Leonard Baker
                           ------------------------------
                           G. Leonard Baker

                           CANAAN VENTURES II LIMITED
                             PARTNERSHIP

                           By:      Canaan Venture Partners II
                                      L.P.


                           By:/s/ Harry T. Rein
                             ------------------------------
                             Name: Harry T. Rein
                             Title: General Partner


                           CANAAN VENTURES II OFFSHORE
                             C.V.

                           By:      Canaan Venture Partners II
                                     L.P.


                           By:/s/ Harry T. Rein
                             ------------------------------
                             Name: Harry T. Rein
                             Title: General Partner

                           CHASE VENTURE CAPITAL
                             ASSOCIATES, L.P.

                           By:      CHASE CAPITAL PARTNERS
                                    Its General Partner


                           By:/s/ Damion E. Wicker, M.D.
                             ------------------------------
                             Name: Damion E. Wicker, M.D.
                             Title: General Partner


                           /s/ Tench Coxe
                           --------------------------------
                           Tench Coxe


                           /s/ Sherryl W Hossack
                           --------------------------------
                           James C. Gaither
                           By:      Sherryl W. Hossack
                                    Under Power of Attorney

                           GENSTAR INVESTMENT LLC


                           By:/s/ Angus A. MacNaughton
                             ------------------------------
                             Name: Angus A. MacNaughton
                             Title: Member


                           GREYLOCK LIMITED PARTNERSHIP


                           By:/s/ Henry McCance
                             ------------------------------
                             Name: Henry McCance
                             Title: General Partner


                           HIGHLAND CAPITAL PARTNERS II
                             LIMITED PARTNERSHIP

                           By:      Highland Management Partners II
                                    Limited Partnership
                                    Its General Partner


                           By/s/ Wycliffe K. Grousbeck
                             ------------------------------
                             General Partner

                           J.H. WHITNEY & CO.


                           By:/s/ Daniel J. O'Brien
                             ------------------------------
                             Name: Daniel J. O'Brien
                             Title: General Partner


                           ROBERT W. AND LAURIE KITTS


                           By/s/ Robert W. Kitts
                             ------------------------------
                             Robert W. Kitts


                           By/s/ Laurie Kitts
                             ------------------------------
                             Laurie Kitts


                           /s/ Sherryl W. Hossack
                           --------------------------------
                           Ronald L. Perkins
                           By: Sherryl W. Hossack
                               Under Power of Atty


                           SAUNDERS HOLDINGS, L.P.


                           By:/s/ G. Leonard Baker, Jr.
                             ------------------------------
                             Name: G. Leonard Baker, Jr.
                             Title: General Partner


                           SUTTER HILL VENTURES


                           By /s/ G. Leonard Baker, Jr.
                             ------------------------------
                             Name:   G. Leonard Baker, Jr.
                             Title:  Managing Director of
                                     the General Partner


                           TOW PARTNERS


                           By /s/ Paul M. Wythes
                             ------------------------------
                             Name: Paul M. Wythes
                             Title: General Partner

                           WELLS FARGO BANK, TRUSTEE
                           SHV M/P/T FBO
                           David Anderson


                           By/s/ Vicki M. Bandel
                             ------------------------------
                             Name: Vicki M. Bandel
                             Title: A.V.P. & T.O.

                           By/s/ S. Matson
                             ------------------------------
                             Name: S. Matson
                             Title: A.V.P. & T.O.


                           WELLS FARGO BANK, TRUSTEE
                           SHV M/P/T FBO
                           G. Leonard Baker, Jr.


                           By/s/ Vicki M. Bandel
                             ------------------------------
                             Name: Vicki M. Bandel
                             Title: A.V.P. & T.O.

                           By/s/ S. Matson
                             ------------------------------
                             Name: S. Matson
                             Title: A.V.P. & T.O.


                           WHITNEY 1990 EQUITY FUND, L.P.


                           By:/s/ Daniel J. O'Brien
                             ------------------------------
                             Name: Daniel J. O'Brien
                             Title: General Partner

                           PAUL M. WYTHES AND MARSHA R.
                             WYTHES, TRUSTEES OF THE WYTHES
                             LIVING TRUST 7-21-87


                           By/s/ Paul M. Wythes
                             ------------------------------
                             Name: Paul M. Wythes
                             Title: Trustee


                           /s/ William H. Younger
                           --------------------------------
                           William H. Younger, Jr.

                           WILLIAM H. YOUNGER, JR.,
                             TRUSTEE OF THE YOUNGER LIVING
                             TRUST 1-20-95


                           By/s/ William H. Younger
                             ------------------------------
                             Name: William H. Younger, Jr.
                             Title: Trustee


                           /s/ Steven Bird
                           --------------------------------
                           Steven P. Bird


                           COMDISCO, INC.


                           By:
                             ------------------------------
                             Name:
                             Title:


                           /s/ Kevin J. McQuillan
                           --------------------------------
                           Kevin J. McQuillan


                           HLM PARTNERS V, L.P.


                           By:/s/ A.R. Haberkorn III
                             ------------------------------
                             Name: A.R. Haberkorn III
                             Title: General Partner


                           PHARMA/wHEALTH FUND


                           By:/s/ Samuel D. Isaly
                             ------------------------------
                             Name: Samuel D. Isaly
                             Title: Portfolio Manager


                           VULCAN VENTURES, INC.


                           By:/s/ William D. Savoy
                             ------------------------------
                             Name: William D. Savoy
                             Title: Vice President

                           /s/ Albert L. Zesiger
                           --------------------------------
                           Albert L. Zesiger
                           By:      Albert L. Zesiger
                                    Agent & Attorney-in-fact

                           ARTHUR D. LITTLE EMPLOYEE
                             PENSION PLAN


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           CITY OF STAMFORD FIREMEN'S
                             PENSION FUND


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           DEAN WITTER FOUNDATION


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                             /s/ Albert L. Zesiger
                             ------------------------------
                             Susan U. Halpern
                             By: Albert L. Zesiger
                                 Agent & Attorney-in-fact


                           FERRIS F. HAMILTON FAMILY TRUST


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact

                           HBL CHARITABLE UNITRUST


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           /s/ Albert L. Zesiger
                           --------------------------------
                           William B. Lazar
                           By:      Albert L. Zesiger
                                    Agent & Attorney-in-fact


                           /s/ Albert L. Zesiger
                           ------------------------------
                           Jeanne Morency
                           By: Albert L. Zesiger
                               Agent & Attorney-in-fact


                           /s/ Albert L. Zesiger
                           ------------------------------
                           Helen Hunt
                           By: Albert L. Zesiger
                               Agent & Attorney-in-fact


                           /s/ Albert L. Zesiger
                           ------------------------------
                           Leonard Kingsley
                           By: Albert L. Zesiger
                               Agent & Attorney-in-fact


                           WOLFSON INVESTMENT PARTNERS LP

                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           MARY ANN HAMILTON TRUST


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact

                           MORGAN TRUST CO. OF THE
                             BAHAMAS LTD.


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           NORWALK EMPLOYEE PENSION FUND


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           ROANOKE COLLEGE


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           STATE OF OREGON PERS/ZCG


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           TAB PRODUCTS COMPANY
                             PENSION PLAN


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact

                           THE BREARLEY SCHOOL
                             ENDOWMENT FUND


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           THE JENNIFER ALTMAN FOUNDATION


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           THE RAISER MARITAL TRUST


                           By:/s/ Mark Collins, Jr.
                             ------------------------------
                             Name:  Mark Collins, Jr.
                             Title: Principal, Alex Brown Capital


                           VAN LOBEN SELS FOUNDATION


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           WARREN INVESTMENT GROUP LTD. LLC


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact

                           WARREN OTOLOGIC PROFIT
                             SHARING TRUST


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           WELLS FAMILY LLC


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           TRUSTEES OF AMHERST COLLEGE


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           CITY OF MILFORD PENSION &
                             RETIREMENT FUND


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           PUBLIC EMPLOYEE RETIREMENT
                             SYSTEM OF IDAHO


                           By:/s/ Albert L. Zesiger
                             ------------------------------
                             Name:  Albert L. Zesiger
                             Title: Agent & Attorney-in-fact


                           /s/ James Finnerty
                           ------------------------------
                           James Finnerty

                           QUANTUM INDUSTRIAL PARTNERS LDC


                           By:/s/ Michael C. Neus
                             ------------------------------
                             Name: Michael C. Neus
                             Title: Attorney-in-fact

                         AMENDMENT NO. 3 TO AMENDED AND
                         RESTATED STOCKHOLDERS AGREEMENT

          AMENDMENT NO. 3 dated as of January 31, 2000 to Amended and Restated Stockholders Agreement dated as of April 30, 1998 by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), and the stockholders of the Company referred to therein, as amended by Amendment No. 1 dated as of May 14, 1998 and Amendment No. 2 dated as of July 21, 1998 (the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

          The Company and the Stockholders of the Company who are signatories hereto desire to amend the Stockholders Agreement as set forth herein.

          Pursuant to Article 6 of the Stockholders Agreement, certain Stockholders have demand registration rights and all Stockholders have piggyback registration rights.

          The Company desires to effect an Initial Public Offering, and, in order to facilitate such Initial Public Offering, the Company desires that the piggyback registration rights of the Stockholders pursuant to Section 6.2 of the Stockholders Agreement not apply to the Initial Public Offering and the demand registration rights of the Stockholders pursuant to Section 6.1 of the Stockholders Agreement be deferred until 180 days after consummation of the Initial Public Offering.

          Pursuant to Section 9.2 of the Stockholders Agreement, the Stockholders Agreement may be amended by a written instrument duly executed by
(i) the Company; (ii) the Stockholders who own a majority of the then outstanding shares of Common Stock, and shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and/or Common Stock into which such shares of Preferred Stock have been converted, representing at least 66 2/3% of the voting power of such shares of Preferred Stock (for this purpose shares of Preferred Stock shall be deemed to have a number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock are then convertible) and Common Stock; and (iii) in the case of certain amendments, the holders of a majority of the Series E Preferred Stock.

          In consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. DEFERRAL OF REGISTRATION RIGHTS. The following is hereby added as the final Section of Article 6 of the Stockholder Agreement:

          "Section 6.8 DEFERRAL OF REGISTRATION RIGHTS. The holders of Registrable Securities shall have no right (i) pursuant to
     Section 6.2, to have their Registrable Securities included as part of an Initial Public Offering and (ii) pursuant to Section 6.1, to request that the Company effect a registration under the Securities Act of all or part of such holder's Registrable Securities until 180 days after the effectiveness of the registration statement for the Initial Public Offer ing; provided, however, that if the Initial Public Offering is not con summated on or prior to September 30, 2000, this Section 6.8 shall be void and of no further force or effect."

          2. COUNTERPARTS. This Amendment No. 3 may be signed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to the Amended and Restated Stockholders Agreement as of the date first written above.

                                        PRAECIS PHARMACEUTICALS
                                          INCORPORATED

                                        By  /s/ Malcolm L. Gefter
                                            ------------------------------------
                                             Name:
                                             Title:

                                         /s/ Malcolm L. Gefter
                                        ----------------------------------------
                                        Malcolm L. Gefter

                                         /s/ Ethan R. Signer
                                        ----------------------------------------
                                        Ethan R. Signer

                                         /s/ A. Donny Strosberg
                                        ----------------------------------------
                                        A. Donny Strosberg

                                        MASSACHUSETTS INSTITUTE OF
                                        TECHNOLOGY

                                        By  /s/ Allan S. Bufferd
                                           -------------------------------------
                                            Name:    Allan S. Bufferd
                                            Title:   Treasurer

                                         /s/ David L. Anderson
                                        ----------------------------------------
                                        David L. Anderson

                                         /s/ G. Leonard Baker
                                        ----------------------------------------
                                        G. Leonard Baker

                                        CANAAN VENTURES II LIMITED
                                          PARTNERSHIP

                                        By: Canaan Venture Partners II L.P.

                                        By  /s/ Harry T. Rein
                                           -------------------------------------
                                            Name:    Harry T. Rein
                                            Title:   Managing General Partner

                                        CANAAN VENTURES II OFFSHORE
                                          C.V.

                                        By: Canaan Venture Partners II L.P.

                                        By   /s/ Harry T. Rein
                                           -------------------------------------
                                            Name:    Harry T. Rein
                                            Title:   Managing General Partner

                                        CHASE VENTURE CAPITAL
                                          ASSOCIATES, L.P.

                                        By: CHASE CAPITAL PARTNERS
                                            Its General Partner

                                        By  /s/ Damion E. Wicker, M.D.
                                           -------------------------------------
                                            Name:    Damion E. Wicker, M.D.
                                            Title:   General Partner

                                         /s/ Tench Coxe
                                        ----------------------------------------
                                        Tench Coxe

                                         /s/ Sherryl W. Hossack
                                        ----------------------------------------
                                        James C. Gaither
                                                 By Sherryl W. Hossack
                                                 Under Power of Attorney

                                        GENSTAR INVESTMENT LLC

                                        By  /s/ Richard D. Paterson
                                           -------------------------------------
                                            Name:    Richard D. Paterson
                                            Title:   Member

                                        GREYLOCK LIMITED PARTNERSHIP

                                        By  /S/ HENRY F. McCANCE
                                           -------------------------------------
                                             Name:
                                             Title:

                                        HIGHLAND CAPITAL PARTNERS II
                                          LIMITED PARTNERSHIP

                                        By: Highland Management Partners II
                                             Limited Partnership
                                               Its General Partner

                                        By  /s/ Wycliffe Grousbeck
                                           -------------------------------------
                                             General Partner

                                        J.H. WHITNEY & CO.

                                        By  /s/ Daniel J. O'Brien
                                           -------------------------------------
                                            Name:    Daniel J. O'Brien
                                            Title:   General Partner

                                        ROBERT W. AND LAURIE KITTS

                                        By  /s/ Robert W. Kitts
                                           -------------------------------------
                                             Robert W. Kitts

                                        By  /s/ Laurie Kitts
                                           -------------------------------------
                                             Laurie Kitts

                                        By  /s/ Sherryl W. Hossack
                                           -------------------------------------
                                        Ronald L. Perkins
                                                 By Sherryl W. Hossack
                                                 Under Power of Attorney

                                        SAUNDERS HOLDINGS, L.P.

                                        By  /s/ G. Leonard Baker, Jr.
                                           -------------------------------------
                                            Name:    G. Leonard Baker, Jr.
                                            Title:   General Partner

                                        SUTTER HILL VENTURES

                                        By  /s/ G. Leonard Baker, Jr.
                                           -------------------------------------
                                            Name:    G. Leonard Baker, Jr.
                                            Title:   Managing Director of the
                                                      General Partner

                                        TOW PARTNERS

                                        By  /s/ Paul M. Wythes
                                           -------------------------------------
                                            Name:    Paul M. Wythes
                                            Title:   General Partner

                                        WELLS FARGO BANK, TRUSTEE
                                        SHV M/P/T FBO
                                        David Anderson

                                        By  /s/ Vicki M. Bandel /s/ S. Matson
                                           -------------------------------------
                                            Name:    Vicki M. Bandel S. Matson
                                            Title:   AVP & TO        AVP & TO

                                        WELLS FARGO BANK, TRUSTEE
                                        SHV M/P/T FBO
                                        G. Leonard Baker, Jr.

                                        By  /s/ Vicki M. Bandel   /s/ S. Matson
                                           -------------------------------------
                                            Name:    Vicki M. Bandel S. Matson
                                            Title:   AVP & TO        AVP & TO

                                        WHITNEY 1990 EQUITY FUND, L.P.

                                        By  /s/ Daniel J. O'Brien
                                           -------------------------------------
                                            Name:    Daniel J. O'Brien
                                            Title:   General Partner

                                        PAUL M. WYTHES AND MARSHA R.
                                          WYTHES, TRUSTEES OF THE
                                          WYTHES LIVING TRUST 7-21-87

                                        By  /s/ Paul M. Wythes
                                           -------------------------------------
                                            Name:    Paul M. Wythes
                                            Title:   Trustee

                                         /s/ Sherryl W. Hossack
                                        ----------------------------------------
                                        William H. Younger, Jr.
                                                 By Sherryl W. Hossack
                                                 Under Power of Attorney

                                        WILLIAM H. YOUNGER, JR.,
                                          TRUSTEE OF THE YOUNGER LIVING
                                          TRUST 1-20-95

                                        By  /s/ Sherryl W. Hossack
                                           -------------------------------------
                                            Name:
                                            Title:
                                                 By Sherryl W. Hossack
                                                 Under Power of Attorney

                                         /s/ Steven P. Bird
                                        ----------------------------------------
                                        Steven P. Bird


                                        COMDISCO, INC.

                                        By  /s/ Jill C. Hanses
                                           -------------------------------------
                                            Name:    Jill C. Hanses
                                            Title:   Senior Vice President

                                         /s/ Kevin J. McQuillan
                                        ----------------------------------------
                                        Kevin J. McQuillan


                                        HLM PARTNERS V, L.P.
                                             By: HLM Associates V, L.P.
                                                 its General Manager

                                             By: HLM Management Co., Inc.
                                                 Managing General Partner

                                        By  /s/ A.R. Haberkorn III
                                           -------------------------------------
                                            Name:    A.R. Haberkorn III
                                            Title:   Clerk

                                        PHARMA/wHEALTH FUND

                                        By  /s/ Samuel D. Isaly
                                           -------------------------------------
                                            Name:    Samuel D. Isaly
                                            Title:   Portfolio Manager

                                        VULCAN VENTURES, INC.

                                        By  /s/ William D. Savoy
                                           -------------------------------------
                                            Name:    William D. Savoy
                                            Title:   Vice President


                                                 *
                                        ----------------------------------------
                                        Albert L. Zesiger

                                        LANDMARK SECONDARY PARTNERS, L.P.

                                        LANDMARK SECONDARY PARTNERS, L.P.

                                        By:  Landmark Partners Viii, LLC
                                                 its General Partner

                                        By:  Landmark Equity Advisors, LLC
                                                 its Managing Member

                                        By: /s/  [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                                 Member

                                        CITY OF STAMFORD FIREMEN'S
                                          PENSION FUND

                                        By       *
                                        ----------------------------------------
                                            Name:
                                            Title:

                                        DEAN WITTER FOUNDATION

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                                 *
                                        ----------------------------------------
                                        Susan U. Halpern


                                        FERRIS F. HAMILTON FAMILY TRUST

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        HBL CHARITABLE UNITRUST

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                                 *
                                        ----------------------------------------
                                        William B. Lazar

                                                 *
                                        ----------------------------------------
                                        Jeanne Morency

                                                 *
                                        ----------------------------------------
                                        Helen Hunt

                                                 *
                                        ----------------------------------------
                                        Leonard Kingsley

                                        WOLFSON INVESTMENT PARTNERS LP

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:


                                        MARY ANN HAMILTON TRUST

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        MORGAN TRUST CO. OF THE
                                          BAHAMAS LTD.

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        NORWALK EMPLOYEE PENSION FUND

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        ROANOKE COLLEGE

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        STATE OF OREGON PERS/ZCG

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        TAB PRODUCTS COMPANY
                                          PENSION PLAN

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:


                                        THE BREARLEY SCHOOL
                                          ENDOWMENT FUND

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        THE JENIFER ALTMAN FOUNDATION

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        THE RAISER MARITAL TRUST

                                        By  /s/ Mark Collins Jr.
                                        ----------------------------------------
                                            Name:    Mark Collins for
                                            Title:   Partner, Brown 1A

                                        VAN LOBEN SELS FOUNDATION

                                        By  /s/ Toni Rembe
                                           -------------------------------------
                                            Name:
                                            Title:   President

                                        WARREN INVESTMENT GROUP LTD. LLC

                                        By  /s/ Stephen R. Lippy
                                           -------------------------------------
                                            Name: Stephen R. Lippy
                                            Title: Member

                                        WARREN OTOLOGIC PROFIT
                                          SHARING TRUST

                                        By /s/ Stephen R. Lippy
                                           -------------------------------------
                                            Name: Stephen R. Lippy
                                            Title: Member

                                        WELLS FAMILY LLC

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

* -- ZESIGER CAPITAL GROUP LLC          TRUSTEES OF AMHERST COLLEGE
AGENT & ATTORNEY-IN FACT

By  /s/ Albert L. Zesiger               By       *
   -------------------------------         -------------------------------------
     Name: Albert L. Zesiger                Name:
                                            Title:

                                        CITY OF MILFORD PENSION &
                                          RETIREMENT FUND

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                        PUBLIC EMPLOYEE RETIREMENT
                                          SYSTEM OF IDAHO

                                        By       *
                                           -------------------------------------
                                            Name:
                                            Title:

                                          /s/ James Finnerty
                                        ----------------------------------------
                                        James Finnerty

                                        QUANTUM INDUSTRIAL PARTNERS LDC

                                        By  /s/ Michael C. Neus
                                           -------------------------------------
                                            Name:  Michael C. Neus
                                            Title:    Attorney-in-Fact